UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2011

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) As of September 15, 2011, Bruce A. Carbonari, Craig P. Omtvedt and John N. Heppner will cease to serve on the Board of Directors (the “Board”) of Fortune Brands Home & Security, Inc. (the “Company”).

(c) On September 6, 2011, the Board appointed E. Lee Wyatt, Jr. as Senior Vice President and Chief Financial Officer and Edward A. Wiertel as Senior Vice President—Finance, each effective as of October 1, 2011. Mr. Wyatt, age 58, served as Executive Vice President, Chief Financial Officer of Hanesbrands Inc. from September 2006 to June 2011, when he accepted the Company’s offer to become Senior Vice President and Chief Financial Officer. From September 2005 to September 2006, Mr. Wyatt served as a Vice President of Sara Lee Corporation and as Chief Financial Officer of Sara Lee Branded Apparel. Mr. Wiertel, age 41, has served as Vice President and Corporate Controller of Fortune Brands, Inc. since April 2007. From 2002 to March 2007, Mr. Wiertel was a partner with KPMG LLP.

(d) On September 6, 2011, the Board increased the number of directors of the Company from four to seven and elected the following individuals as directors, effective September 15, 2011: David M. Thomas, Richard A. Goldstein, Ann Fritz Hackett, Christopher J. Klein, A. D. David Mackay, Ronald V. Waters, III and Norman H. Wesley.

As disclosed in the Information Statement, which has been filed as an exhibit to the Company’s Registration Statement on Form 10, as amended, the Company anticipates amending its certificate of incorporation to provide for a classified Board prior to the spin-off of the Company from Fortune Brands, Inc. On September 6, 2011, the Board determined that Mr. Waters and Ms. Hackett will serve in Class I, with a term of office expiring at the Company’s 2012 annual meeting of stockholders; Mr. Goldstein and Mr. Klein will serve in Class II, with a term of office expiring at the Company’s 2012 annual meeting of stockholders; and Mr. Thomas, Mr. Wesley and Mr. Mackay will serve in Class III, with a term of office expiring at the Company’s 2013 annual meeting of stockholders.

Each director has been affirmatively determined to be independent, except for Mr. Wesley, who was affirmatively determined to be independent effective October 1, 2011. The Board also elected Mr. Thomas to serve as the Company’s Non-Executive Chairman of the Board, effective September 15, 2011.

On September 6, 2011, the Board also approved the formation of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and appointed the following members, effective September 15, 2011:

Audit

Ronald V. Waters, III, Chairman

David M. Thomas

A. D. David Mackay

Compensation

Ann Frtiz Hackett, Chairperson

A. D. David Mackay

Richard A. Goldstein

Nominating & Corporate Governance

David M. Thomas, Chairman

Richard A. Goldstein

Ronald V. Waters, III

Ann Fritz Hackett

Mr. Wesley was appointed to the Audit Committee and the Nominating and Corporate Governance Committee, effective October 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By	/s/ Lauren S. Tashma
Name: Lauren S. Tashma
Title: Assistant Secretary

Date: September 12, 2011